UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22626

Salient Midstream & MLP Fund

(Exact name of registrant as specified in charter)

4265 San Felipe, 8th Floor

Houston, TX 77027

(Address of principal executive offices) (Zip code)

With a Copy To:

Gregory A. Reid, Principal Executive Officer Salient Midstream & MLP fund 4265 San Felipe, 8th Floor Houston, TX 77027 (Name and address of agent for service)	George J. Zornada K&L Gates LLP State Street Financial Center One Lincoln St. Boston, MA 02111-2950 (617) 261-3231

Registrant’s telephone number, including area code: (713) 993-4001

Date of fiscal year end: November 30

Date of reporting period: May 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Report to Stockholders.

The following is a copy of the report transmitted to shareholders of the Salient Midstream & MLP Fund (the “Fund”), pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30e-1).

Salient

May 31, 2019 (Unaudited)

Semi-Annual Report

Salient Midstream & MLP Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting your financial intermediary or broker-dealer.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or broker-dealer. Your election to receive reports in paper will apply to all funds held with Salient Capital Advisors, LLC.

Shareholder Letter (Unaudited)

Dear Fellow Shareholders:1

We are pleased to provide the semi-annual report of the Salient Midstream & MLP Fund (the “Fund” or “SMM”) (NYSE: SMM) which contains updated data as of May 31, 2019.

As of May 31, 2019, the Fund had total gross assets of $249.2 million, net asset value of $9.97 per share and 17.7 million common shares outstanding. The Fund’s price per share was $8.54, which represents a 14.34% discount to its net asset value (“NAV”).2

The Fund’s investment allocation is shown in the pie chart below:

For illustrative purposes only.

Source: Salient Capital Advisors, LLC (“Adviser”), May 31, 2019.

Figures are based on the Fund’s gross assets.

1 Certain statements in this letter are forward-looking statements. The forward-looking statements and other views expressed herein are those of the portfolio managers and the Fund as of the date of this letter. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and there is no guarantee that any predictions will come to pass. The views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

2 Past performance is not indicative of future results. Current performance may be higher or lower than the data shown. The data shown are unaudited. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

1

The Fund’s Top 10 holdings are shown below, as of May 31, 2019:1

Company Name	Sector	% of Gross Assets
EMG Utica | Offshore Co-Investment, L.P.	MLP Affiliate	9.4%
Energy Transfer LP	MLP	8.3%
Enbridge, Inc.	Midstream Company	8.2%
Targa Resources Corp.	Midstream Company	7.8%
The Williams Companies, Inc.	Midstream Company	7.8%
Kinder Morgan, Inc.	Midstream Company	4.3%
Tallgrass Energy LP	Midstream Company	4.3%
TC Energy Corp.	Midstream Company	4.2%
Plains GP Holdings LP, Class A	MLP Affiliate	4.2%
ONEOK, Inc.	Midstream Company	3.9%

Total		62.4%

For illustrative purposes only.

Current and future holdings are subject to change and risk. Figures are based on the Fund’s gross assets.

Source: Salient Capital Advisors, LLC (“Adviser”), May 31, 2019.

During the period (December 1, 2018 – May 31, 2019), the Fund’s NAV and market price total return were 3.2% and 5.5%, respectively, compared to 7.3% for the Alerian Midstream Energy Select Index (AMEI), during the same period.2,3 Some of the top contributing investments held by the Fund during the fiscal year include TC Energy Corp. (NYSE: TRP), NGL Energy Partners LP (NGL), and Kinder Morgan, Inc. (KMI). Top detractors to Fund performance include Targa Resources Corp. (TRGP), Altus Midstream Co., Class A (ALTM), and Antero Midstream Corp. (AM).

Performance Snapshot

as of May 31, 2019 (Unaudited)

Price Per Share	12/1/18-5/31/19 Total Return*	Since Inception* (Annualized)
$9.97 (NAV)	3.21%	-2.07%
$8.54 (Market Price)	5.55%	-4.21%

Source: Salient Capital Advisors, LLC (“Adviser”), May 31, 2019.

For illustrative purposes only. All figures represent past performance and are not indicative of future results. No investment strategy can guarantee performance results.

* Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares. Total return assumes the reinvestment of all distributions. Inception date of the Fund was May 25, 2012.

1 Fund shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Data are based on total market value of Fund investments unless otherwise indicated. The data provided are for informational purposes only and are not intended for trading purposes.

2 Alerian, May 31, 2019. Alerian Midstream Energy Select Index”, “Alerian Midstream Energy Select Total Return Index”, “AMEI” and “AMEIX” are trademarks of Alerian and their use is granted under a license from Alerian. Past performance is not indicative of how the index will perform in the future. Alerian Midstream Energy Select Index (AMEI) is a composite of North American midstream energy infrastructure companies that are engaged in activities involving energy commodities. The capped, float-adjusted, capitalization weighted index is disseminated in real time on a price-return basis. The index reflects the reinvestment of dividends and income and does not reflect deductions for fees, expenses, or taxes. The index is unmanaged and is not available for direct investment.

3 Past performance is not indicative of future results.

2

Market Review

The push over the last two to three years in the midstream space toward a more prudent distribution/dividend growth policy with superior coverage levels and a greater emphasis on stability rather than growth for growth’s sake has largely won the day.1 We have seen investors reward midstream names that have managed to reduce overall leverage numbers while simultaneously increasing distribution/dividend coverage and responsibly financing organic capital expenditure (capex) (read: not issuing common equity).2 Midstream names that have not taken tangible steps to improve in these three key metrics have for the most part not participated in the rally that we have seen in the sector thus far in 2019. While the growing pains have at times been quite severe, we believe the sector is in a better place today than it was six months ago at the beginning of this reporting period.

One reason we believe the space is in a better place than six months ago is because midstream and energy, in general, were in free-fall in December 2018. Crude oil prices were in the midst of its steepest decline in history. Crude oil set a recent high of $76.41/barrel (bbl) on October 3rd before crashing to a low of $42.53/bbl by Christmas Eve—a decline of 44% in less than 12 weeks.3 Worries over a renewed oil glut combined with fears that the long global economic expansion was somewhat long in the tooth had investors heading for the exits. For midstream, the timing could not have been worse. What had been a flat year, performance-wise, for the Alerian Midstream Energy Select Index (AMEI) turned into a down 17% year after a 16.3% decline in 4Q with a 9.5% decline in December alone.4 The sharp decline occurred even as the Organization of the Petroleum Exporting Countries (OPEC) was announcing a further 1.3 million barrel per day (mmbpd) reduction in its crude oil export quotas through June 2019.5 Given that the swoon in midstream share prices was occurring late in the calendar year also encouraged investors to harvest tax losses which further exacerbated the declines.6

With the turn of the calendar, we saw a turn in investor sentiment as midstream rebounded with a strong 16.1% gain in January.4 It marked the best monthly performance in the 12-year history of the AMEI. Investors moved back into the space. Whether it was investors entering the space for the first time or perhaps investors who had sold in the previous month/quarter returning once wash sale restrictions expired is unclear.7 What is clear is that the macro picture continued to improve with the OPEC export restrictions in effect and US production of crude oil, natural gas, and natural gas liquids (NGLs) all at record highs.8

Midstream continued to move higher in February with the AMEI posting a small 1.4% gain for the month.4 Strong earnings reports and cautiously optimistic guidance from some of the bigger names in the sector extended the rally. We also saw two large private equity investments in midstream that further hinted that public market valuations were trading at a discount.9 Blackstone invested $3.8 billion (B) to take a 44% stake in Tallgrass Energy (TGE) and also made a $1.6B investment in Targa Resources (TRGP) for a 50% stake in TRGP’s Bakken assets.10

The first quarter of 2019 closed with a third consecutive positive month for midstream as the AMEI posted a 3.9% gain.4 US energy production continued to set records and with the Saudis dictating OPEC policy it appears that OPEC is willing to cede global market share to North America with the US and Canada the most likely suppliers of 70-80% of the annual incremental global crude oil demand of 1-1.5 mmbpd, or roughly 700 thousand barrels per day (mbpd) of supply. As midstream investors, we view that incremental supply as a key driver for unlocking midstream value going forward as it increases the value of existing pipelines and also makes it more likely that additional pipelines will need to be constructed to accommodate those incremental barrels.

1 Midstream The oil and gas industry is usually divided into three major components: upstream, midstream and downstream. The midstream sector involves the transportation (by pipeline, rail, barge, oil tanker or truck), storage, and wholesale marketing of crude oil or refined petroleum products.

2 Leverage is the use of borrowed capital for (an investment), expecting the profits made to be greater than the interest payable. Distribution coverage (or coverage ratio) compares distributable cash flow (DCF) generated in a period to the total cash distributions paid for that period. Investors look at distribution coverage to better understand an MLP’s ability to pay distributions from the cash generated by its operations. Capital expenditure or capex, are funds used by a company to acquire, upgrade, and maintain physical assets such as property, industrial buildings, or equipment.

3 Bloomberg, June 2019.

4 Alerian, June 2019. Past performance is not indicative of future results. One cannot directly invest in an index.

5 CNBC, December 2018. Organization of the Petroleum Exporting Countries (OPEC) is a group consisting of 12 of the world’s major oil-exporting nations. OPEC was founded in 1960 to coordinate the petroleum policies of its members, and to provide member states with technical and economic aid.

6 Tax loss harvesting is the practice of selling a security that has experienced a loss. By realizing, or “harvesting” a loss, investors are able to offset taxes on both gains and income.

7 The wash-sale rule is an Internal Revenue Service (IRS) regulation established to disallow a tax deduction for a security sold in a wash sale. The rule defines a wash sale as one that occurs when an individual sells or trades a security at a loss and, within 30 days before or after this sale, buys a “substantially identical” stock or security, or acquires a contract or option to do so.

8 Natural gas liquids (NGLs) are hydrocarbons; a hydrocarbon is a molecule composed exclusively of carbon and hydrogen.

9 Private equity is an alternative investment class and consists of capital that is not listed on a public exchange.

10 Barron’s, June 2019.

3

April saw our first negative month of the year as the Trump Administration ratcheted up its rhetoric against China and set off a trade war highlighted by dueling tariff increases between the two economic superpowers. The pullback on the AMEI was nothing drastic, only 1.3%, but it at least temporarily reintroduced global recession fears into the market.4 Partially offsetting the negative impact from the deepening trade war with China was the announcement by the Trump Administration that it would not extend the waivers it granted in October 2018 that had allowed Iran to continue to export crude to certain countries—most importantly, China and India, the two largest importers of crude oil. We would argue that the granting of these waivers was the leading factor that precipitated the sharp decline in crude oil in 4Q18 as it surprised investors that the previous hard line that the Trump Administration had taken with Iran appeared to have softened. Turns out it was just a six-month reprieve and the Trump Administration did not extend the waivers beyond May 2nd.11

Whatever bullishness the expiration of the Iranian export waivers may have provided was completely undone in May by a worsening of the tariff war between China and the US. Markets plummeted as the Trump Administration and China took turns threatening a greater and greater increase in tariffs on the hundreds of billions of dollars of goods that the two countries trade between each other. The S&P 500 fell 6.4% in May while crude oil collapsed in the month, down a whopping 16.4%.3 Encouragingly, midstream held in quite well with the AMEI down only 1.84% for the month and we ended the reporting period firmly on positive ground.4 It has gotten quite frustrating over the last several years to watch midstream stock prices follow crude oil lower during periods of sharp declines in the commodity price so to see midstream de-couple in May was a welcome change. In another indicator that public midstream may be undervalued, we saw Australian private equity group IFM Investors step in and take out Buckeye Partners, L.P. (BPL) one of the original master limited partnerships (MLPs) for $10.3B and a 27.5% equity premium in an all-cash deal announced on May 12th.12 BPL had recently cut its distribution and its unit price had been trending consistently lower for three years prior to the buyout offer so for private equity to step in and take BPL out at such a healthy premium has positive implications for public midstream, in our opinion.

We remain confident that there is value to be had in the midstream space and that it is headed in the right direction. The AMEI has outperformed the S&P 500 over the last six months and we believe that the sector is positioned to potentially outperform as midstream balance sheets are stronger, coverage levels are higher, and growth opportunities remain robust.13 We appreciate your confidence in investing with us.

Please note that this letter, including the financial information herein, is made available to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this letter.

Sincerely,

Gregory A. Reid

President

MLP Business, Salient Capital Advisors, LLC

11 CNBC, May 2019.

12 Buckeye Partners, May 2019. Master limited partnerships (MLPs) are publicly traded limited partnerships and limited liability companies that are treated as partnerships for federal income tax purposes.

13 S&P 500 Index is a stock market index based on the common stock prices of 500 top publicly traded American companies. RISKS: Can be affected by general market or economic conditions.

4

Key Financial Data (Unaudited)

We supplement the reporting of our financial information determined under United States generally accepted accounting principles (“GAAP”) with certain non-GAAP financial measures: distributable cash flow and distributable cash flow coverage ratio. We believe these non-GAAP measures provide meaningful information to assist shareholders in understanding our financial results and assessing our performance. We pay distributions to our shareholders, funded in part by distributable cash flow generated from our portfolio investments. Distributable cash flow is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. Other companies with similar measures may calculate these measures differently, and as a result, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names. These adjusted financial measures should not be considered in isolation or as a substitute for reported net investment income. These non-GAAP financial measures reflect an additional way of viewing an aspect of our operations that, when viewed with our GAAP results and the below reconciliation to the corresponding GAAP financial measures, provide a more complete understanding of our Fund. We strongly encourage shareholders to review our financial statements in their entirety and not rely on any single financial measure.

The table below reconciles the non-GAAP financial measures, distributable cash flow and distributable cash flow coverage ratio, by starting with the most directly comparable GAAP financial measure, net investment income.

Period Ended May 31, 2019
Net investment loss	$(951,292)
Reconciling items:
Return of capital of distributions(a)	6,406,003
Option premium earnings(b)	235,650

Distributable cash flow (non-GAAP)	$5,690,361
Distributions paid on common stock	$6,061,077
Distributable cash flow coverage ratio (non-GAAP)	0.94

Reconciliation of distributable cash flow to GAAP

(a) GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and therefore excluded from net investment income, whereas the distributable cash flow calculation includes the return of capital portion of such distributions.

(b) We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the fee that we received, thereby generating a profit. The amount we received from selling call options, less the amount that we pay to repurchase such call option contracts is included in distributable cash flow. For GAAP purposes, “income” from call option contracts sold is not included in net investment income. See Note 2—Summary of Significant Accounting Policies and Practices for a full discussion of the GAAP treatment of option contracts.

5

Schedule of Investments (Unaudited)

Salient Midstream & MLP Fund

May 31, 2019

	Shares/Units	Fair Value
Master Limited Partnerships and Related Companies—140.2%
Gathering & Processing—37.8%
United States—37.8%
Altus Midstream Co., Class A(a)	315,991	$1,447,239
Antero Midstream Corp.(b)	791,085	9,667,059
CNX Midstream Partners LP(a)	32,984	483,545
EMG Utica | Offshore Co-Investment, L.P.(a)(c)	16,000,000	23,423,824
Enable Midstream Partners LP(a)	252,878	3,284,885
EnLink Midstream LLC	850,222	8,825,304
Oasis Midstream Partners LP(a)	9,038	177,145
Targa Resources Corp.(d)	506,411	19,476,567

		66,785,568

Liquids Transportation & Storage—36.9%
Canada—19.3%
Enbridge, Inc.(b)	554,208	20,433,649
Inter Pipeline, Ltd.	210,936	3,214,917
TC Energy Corp.(b)	214,358	10,434,947

		34,083,513

United States—17.6%
Andeavor Logistics LP(a)	92,469	3,225,319
Genesis Energy LP(a)	393,324	8,582,330
Holly Energy Partners LP(a)	42,548	1,131,351
MPLX LP(a)	52,583	1,607,988
NGL Energy Partners LP(a)(d)	405,790	6,021,924
Plains GP Holdings LP, Class A(a)(d)	463,251	10,432,412
USD Partners LP(a)	7,342	78,413

		31,079,737

Marine Midstream—1.2%
Monaco—1.2%
GasLog Partners LP	104,764	2,213,663

Natural Gas Pipelines & Storage—55.4%
Canada—6.0%
Keyera Corp.	71,464	1,721,566
Pembina Pipeline Corp.(b)	248,743	8,872,663

		10,594,229

United States—49.4%
DCP Midstream LP(a)	66,397	2,019,797
Energy Transfer LP(a)(b)	1,501,696	20,633,303
Enterprise Products Partners LP(a)(b)	249,176	6,949,519
Equitrans Midstream Corp.(b)	360,005	7,149,699
Kinder Morgan, Inc.	540,253	10,778,047
ONEOK, Inc.(b)	153,877	9,789,655
Tallgrass Energy LP(a)	448,347	10,666,175
The Williams Companies, Inc.(b)	732,690	19,328,362

		87,314,557

See accompanying Notes to Financial Statements.	6

Schedule of Investments (Unaudited)

Salient Midstream & MLP Fund

May 31, 2019

	Shares/Units	Fair Value
Oil Service & Other Specialty—1.9%
United States—1.9%
USA Compression Partners LP(a)	42,370	$723,256
Westlake Chemical Partners LP(a)	118,900	2,682,384

		3,405,640

Other Energy & Infrastructure—6.2%
United States—6.2%
Archrock, Inc.(a)	62,416	553,630
Macquarie Infrastructure Corp.	155,747	6,209,633
Rattler Midstream LP(a)	173,950	3,256,344
Viper Energy Partners LP(a)	34,207	957,796

		10,977,403

Refining & Marketing—0.8%
United States—0.8%
Sunoco LP(a)	47,601	1,426,126

Total Master Limited Partnerships and Related Companies (Cost $209,791,573)		247,880,436

Total Investments—140.2% (Cost $209,791,573)		247,880,436
Credit Facility—(40.5%)		(71,539,219)
Other Assets and Liabilities—0.3%		411,756

Total Net Assets Applicable to Common Shareholders—100.0%		$176,752,973

All percentages disclosed are calculated by dividing the indicated amounts by net assets applicable to common shareholders.

(a) Non-income producing security.

(b) All or a portion of these securities are held as collateral for the line of credit agreement. As of May 31, 2019, the total fair value of securities held as collateral for the line of credit agreement is $92,695,810.

(c) EMG Utica I Offshore Co-Investment L.P. are restricted securities exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. See footnote 2(g) in the Notes to Financial Statements for further information.

(d) All or a portion of these securities are held as collateral for the written call options. As of May 31, 2019 the total fair value of securities held as collateral for the written call options is $5,111,334.

Written Call Options:

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Value	Fair Value	Unrealized Appreciation (Depreciation)
NGL Energy Partners LP	Morgan Stanley	$15.00	July 2019	1,352	$2,006,368	$(81,120)	$(19,994)
Targa Resources Corp.	Morgan Stanley	44.00	June 2019	506	1,946,076	(5,060)	17,816
Targa Resources Corp.	Morgan Stanley	45.00	June 2019	39	149,994	(585)	944

					$4,102,438	$(86,765)	$(1,234)

See accompanying Notes to Financial Statements.	7

Schedule of Investments (Unaudited)

Salient Midstream & MLP Fund

May 31, 2019

Salient Midstream & MLP Fund invested in the following industries as of May 31, 2019:

	Value	% of Total Investments
Gathering & Processing	$66,785,568	26.9%
Liquids Transportation & Storage	65,163,250	26.3%
Marine Midstream	2,213,663	0.9%
Natural Gas Pipelines & Storage	97,908,786	39.5%
Oil Service & Other Specialty	3,405,640	1.4%
Other Energy & Infrastructure	10,977,403	4.4%
Refining & Marketing	1,426,126	0.6%

Total	$247,880,436	100.0%

Salient Midstream & MLP Fund invested in securities with exposure to the following countries as of May 31, 2019:

	Value	% of Total Investments
Canada	$44,677,742	18.1%
Monaco	2,213,663	0.9%
United States	200,989,031	81.0%

Total	$247,880,436	100.0%

See accompanying Notes to Financial Statements.	8

Statement of Assets, Liabilities and Shareholders’ Equity (Unaudited)

Salient Midstream & MLP Fund

May 31, 2019

Assets:
Investments, at value (cost $209,791,573)	$247,880,436
Cash and cash equivalents	941,779
Interest and dividends receivable	324,581
Tax refund receivable	7,325
Prepaids and other assets	8,647

Total Assets	249,162,768

Liabilities:
Credit facility	71,539,219
Written options, at fair value (premiums received $85,531)	86,765
Payable to advisor	258,325
Interest payable	204,217
Line of credit commitment fees payable	7,412
Accounts payable and accrued expenses	313,857

Total Liabilities	72,409,795

Net Assets applicable to common shareholders	$176,752,973

Net Assets Applicable to Common Shareholders:
Capital Stock, $0.01 par value; 17,722,449 shares issued and outstanding (unlimited shares authorized)	$177,224
Paid-in capital	356,140,238
Total distributable earnings	(179,564,489)

Net assets applicable to common shareholders	$176,752,973

Net Asset Value:
Net assets applicable to common shareholders	$176,752,973
Common shares outstanding	17,722,449
Net asset value per common share outstanding	$9.97

See accompanying Notes to Financial Statements.	9

Statement of Operations (Unaudited)

Salient Midstream & MLP Fund

For the Six Months Ended May 31, 2019

Investment Income:
Distributions from master limited partnerships	$3,303,504
Less return of capital on distributions	(3,303,504)

Net investment income from master limited partnerships	—
Dividends from master limited partnership related companies	5,539,858
Less return of capital on dividends	(3,102,499)

Net investment income from master limited partnership related companies	2,437,359
Foreign taxes withheld	(190,135)

Total Investment Income	2,247,224

Operating Expenses:
Investment advisory fee	1,482,992
Management fee	79,782
Administration fees	74,487
Custodian fees	8,056
Interest expense	1,191,903
Commitment fees	45,248
Professional fees	158,891
Transfer agent fees	8,571
Compliance fees	41,297
Other expenses	107,289

Total Expenses	3,198,516

Net Investment Loss	(951,292)

Realized and Unrealized Gain (Loss):
Net realized loss on investments	(7,361,950)
Net realized gain on written options	235,650
Net realized gain on foreign currency	3,337

Net realized loss	(7,122,963)

Change in unrealized appreciation/depreciation on:
Investments	13,014,450
Written options	(1,234)
Translation of assets and liabilities denominated in foreign currencies	(1,571)

Change in unrealized appreciation/depreciation from investments and written options	13,011,645

Net Realized and Unrealized Gain from Investments and Written Options	5,888,682

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$4,937,390

See accompanying Notes to Financial Statements.	10

Statements of Changes in Net Assets

Salient Midstream & MLP Fund

	Six Months Ended May 31, 2019 (Unaudited)	Year Ended November 30, 2018
Operations:
Net investment loss	$(951,292)	$(2,177,795)
Net realized gain/(loss), net of income taxes	(7,122,963)	2,485,779
Change in unrealized appreciation/depreciation	13,011,645	(8,060,518)

Net increase/(decrease) in net assets applicable to common shareholders resulting from operations	4,937,390	(7,752,534)

Distributions:
From distributable earnings	(6,061,077)	(1,017,739)
From return of capital	—	(12,398,154)

Total distributions to common shareholders	(6,061,077)	(13,415,893)

Net decrease in net assets applicable to common shareholders	$(1,123,687)	$(21,168,427)

Net Assets:
Beginning of period	177,876,660	199,045,087

End of period	$176,752,973	$177,876,660

See accompanying Notes to Financial Statements.	11

Statement of Cash Flows (Unaudited)

Salient Midstream & MLP Fund

For the Six Months Ended May 31, 2019

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$4,937,390
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities
Purchase of investments	(47,916,691)
Proceeds from disposition of investments	57,014,599
Premiums from written options	568,172
Proceeds paid to cover written options	(246,992)
Net realized gain on investments	7,361,950
Net realized gain on written options	(235,650)
Change in unrealized appreciation/depreciation from investments	(13,014,450)
Change in unrealized appreciation/depreciation from written options	1,234
Change in operating assets and liabilities:
Interest and dividends receivable	(99,450)
Prepaids and other assets	10,354
Interest payable	(8,687)
Payable to Advisor	1,466
Tax Fund Receivable	(7,325)
Line of credit commitment fees payable	249
Accounts payable and accrued expenses	(7,873)

Net cash provided by operating activities	8,358,296

Cash Flows from Financing Activities:
Advances from credit facility	25,350,000
Repayments on credit facility	(27,850,000)
Distributions paid to common shareholders, net of reinvestments	(6,061,077)

Net cash used in financing activities	(8,561,077)

Net increase in cash and cash equivalents	(202,781)
Cash and cash equivalents at beginning of year	1,144,560

Cash and cash equivalents at end of period	$941,779

Supplemental Schedule of Cash Activity:
Cash paid for interest during the period	$1,200,590
Cash paid for line of credit commitment fees during the period	44,999

See accompanying Notes to Financial Statements.	12

Financial Highlights

Salient Midstream & MLP Fund

	Six Months Ended May 31, 2019 (Unaudited)	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2016(a)	Year Ended November 30, 2015(a)	Year Ended November 30, 2014(a)
Per Common Share Data:(b)
Net Asset Value, beginning of period	$10.04	$11.23	$14.37	$14.23	$27.80	$24.29
Income/(loss) from operations:
Net investment income/(loss)(c)	(0.05)	(0.12)	0.00 (d)	0.11	0.09	(0.19)
Net realized and unrealized gain/(loss) from investments	0.32	(0.31)	(2.16)	1.17	(11.99)	5.15

Net increase (decrease) resulting from operations	0.27	(0.43)	(2.16)	1.28	(11.90)	4.96

Distributions Paid From:
Net investment income	—	—	—	(0.11)	(0.09)	—
In excess of net investment income	(0.34)	(0.06)	—	(1.00)	(1.28)	(1.14)
Net realized gains	—	—	—	—	(0.20)	—
Return of capital	—	(0.70)	(0.98)	(0.03)	(0.10)	(0.31)

Net Asset Value, end of period	$9.97	$10.04	$11.23	$14.37	$14.23	$27.80

Per common share market value, end of period	$8.54	$8.41	$10.22	$13.40	$12.82	$26.20

Total investment return based on market value(e)(f)	5.55%	(11.05)%	(17.08)%	16.97%	(46.45)%	21.30%

Ratios to Average Net Assets:(g)
Net investment income/(loss)	(0.76)%	(1.09)%	0.01%	1.01%	0.41%	(0.66)%
Gross operating expenses (including tax expense/benefit)	2.56%	3.26%	2.40%	2.34%	(1.90)%	3.34%
Net operating expenses (including tax expense/benefit)	2.56%	3.26%	2.40%	2.34%	(1.90)%	3.21	%(h)
Net operating expenses (excluding tax benefit/expense)	2.56%	3.26%	2.87%	3.09%	2.72%	2.44	%(h)
Supplemental Data:
Net assets applicable to common shareholders, end of period (in 000s)	$176,753	$177,877	$199,045	$254,618	$252,157	$492,670
Average net assets (000s)	$250,513	$200,269	$236,834	$201,307	$396,335	$280,809
Portfolio turnover(f)	19.38%	45.27%	23.72%	93.44%	28.64%	46.39	%(i)
Asset coverage per $1,000 unit of senior indebtedness(j)	$3,471	$3,402	$3,585	$3,817	$3,284	$3,354
Short-term borrowings, end of period (000s)	$71,539	$74,039	$76,989	$90,389	$110,400	$209,300

(a) At and prior to November 30, 2016, Salient Midstream & MLP Fund presented information on a consolidated basis. See Note 1 for additional information.

(b) Information presented relates to a common share outstanding for periods indicated.

(c) Per share net investment income/(loss) has been calculated using the average daily shares method.

(d) Amount represents less than $0.01 per share.

(e) Total investment return is calculated assuming a purchase of common shares at the current market price on the first day of the period and a sale at the closing market price on the last day of the period reported (excluding brokerage commissions). Dividends and distributions are assumed for the purpose of this calculation to be reinvested at prices obtained under the DRIP (Dividend Reinvestment Plan).

(f) Not annualized for periods less than one year.

(g) Annualized for periods less than one year.

(h) The amount includes an investment adviser waiver representing 0.13% for the period ended November 30, 2014 to the expense ratios. Without this waiver, the expense ratios would be higher.

(i) In connection with the reorganization of Salient MLP & Energy Infrastructure Fund into Salient Midstream & MLP Fund, no purchases or sales occurred in an effort to realign the combined fund’s portfolio after the merger, and therefore none have been excluded from the portfolio turnover calculation. The value of investments acquired in the reorganization, which has been excluded from purchases in the portfolio turnover calculation, is $337,519,725.

(j) Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

See accompanying Notes to Financial Statements.	13

Notes to Financial Statements (Unaudited)

May 31, 2019

(1) ORGANIZATION

Salient Midstream & MLP Fund (the “Fund”), a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), commenced operations on May 24, 2012 as a non-diversified, closed-end management investment company. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (“Common Shares”), which may be issued in more than one class or series. The Fund’s Common Shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “SMM”.

The Fund’s objective is to provide a high level of total return with an emphasis on making quarterly cash distributions to its common shareholders. The Fund seeks to achieve its investment objective by investing at least 80% of its total assets in securities of midstream companies and master limited partnerships (“MLPs”).

The board of trustees of the Fund (each member thereof a “Trustee” and collectively, the “Board”) is authorized to engage an investment advisor, and pursuant to an investment management agreement (the “Investment Management Agreement”), it has selected Salient Capital Advisors, LLC (the “Advisor”) to manage the Fund’s portfolio and operations. The Advisor is a Texas limited liability company that is registered as an investment advisor under the Investment Advisers Act of 1940, as amended. Under the Investment Management Agreement, the Advisor is responsible for the establishment of an investment committee (the “Investment Committee”), which is responsible for developing, implementing, and supervising the Fund’s investment program subject to the ultimate supervision of the Board.

Prior to September 30, 2016, the Fund invested up to 25% of its total assets in Salient Midstream & MLP Fund, Inc., a wholly owned subsidiary (the “C-Corp Subsidiary”). The C-Corp Subsidiary, which was organized under the laws of the state of Delaware, was controlled by the Fund, and was therefore consolidated in the Fund’s financial statements until the C-Corp Subsidiary’s liquidation on September 30, 2016. The Fund invested in the C-Corp Subsidiary in order to gain additional exposure to the investment returns of the MLP markets, within the limitations of the federal tax law requirements applicable to regulated investment companies (“RIC”). In December 2015, the Advisor recommended, and the Board approved, a plan of liquidation of the C-Corp Subsidiary (the “Plan”). As of January 21, 2016, all investments held by the C-Corp Subsidiary were sold and none were transferred to the Fund. Pursuant to the Plan, the C-Corp Subsidiary ceased operations and simultaneously transferred its other assets and liabilities to the Fund. The liquidation of the C-Corp Subsidiary was completed on September 30, 2016. Where the context requires for reporting of years prior to the liquidation, the “Fund” includes both the Fund and the C-Corp Subsidiary.

The Fund owns 100% of the limited partnership interests of EMG Utica I Offshore Co-Investment, L.P. (“EMG Utica”). EMG Utica holds a non-controlling underlying interest in Mark West Utica EMG, L.L.C., which is a joint venture between Mark West Energy Partners, L.P. (“Mark West”) and The Energy and Minerals Group (“EMG”). Mark West is owned by MPLX LP (NYSE: MPLX), which is a U.S. domiciled publicly traded master limited partnership that owns, operates, develops, and acquires midstream energy infrastructure assets. EMG is a private investment firm that targets equity investments in the energy and minerals sector. EMG Utica is considered a variable interest entity (“VIE”) as it is a partnership and the Fund, as the limited partner, lacks substantive kick-out rights or substantive participating rights, as these reside with EMG Utica Co-Investment GP, LLC, the general partner for EMG Utica. Under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 810, “Consolidation”, prior to the adoption of ASC update 2015-02, management believed the Fund was the primary beneficiary as it owned 100% of EMG Utica and had the right to receive the economic benefit from the investment, and therefore consolidated EMG Utica in the Fund’s financial statements for the years ended November 30, 2016 and 2015. Under ASC Update 2015-02, which the Fund adopted effective the year ended November 30, 2017, consolidation of a VIE’s financial statements would occur if a limited partner has the power to direct the activities and the right to receive the benefits from the entity considered for consolidation. As the Fund lacks the ability to control the activities of EMG Utica and does not have kick-out rights under its partnership agreement, EMG Utica is no longer consolidated within the Fund’s financial statements, effective the year ended November 30, 2017.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

(a) BASIS OF ACCOUNTING

The financial statements have been prepared in conformity with generally accepted accounting principles in the United States of America (“U.S. GAAP”). The accompanying financial statements reflect the financial position of the Fund. The Fund is an investment company and follows the investment company accounting and reporting guidance under FASB ASC Topic 946, “Financial Services-Investment Companies”.

(b) CASH EQUIVALENTS

The Fund considers all unpledged temporary cash investments with a maturity date at the time of purchase of three months or less to be cash equivalents.

14

Notes to Financial Statements, continued (Unaudited)

May 31, 2019

(c) PORTFOLIO SECURITIES TRANSACTIONS

Security transactions are accounted for on a trade date basis. Realized gains and losses are reported using the specific identification cost basis.

(d) INVESTMENT VALUATION

The valuation of the Fund’s investments is determined each day based on the most recent close of regular session trading on the NYSE and reported by ALPS Fund Services, Inc., the Fund’s independent administrator (the “Administrator” or “ALPS”).

The Board has formed a valuation committee (the “Board Valuation Committee”) that is responsible for overseeing the Fund’s valuation policies, making recommendations to the Board on valuation-related matters, and overseeing implementation by the Advisor of the Fund’s valuation policies.

The Board has authorized the Advisor to establish a valuation committee of the Advisor (the “Advisor Valuation Committee”). The Advisor Valuation Committee’s function, subject to oversight of the Board Valuation Committee and the Board, is generally to review the Fund’s valuation methodologies, valuation determinations, and any information provided to the Advisor Valuation Committee by the Advisor or the Administrator.

To the extent that the price of a security cannot be determined applying the methods described below, the Advisor Valuation Committee in conjunction with the Administrator will determine the price of the security pursuant to the fair value procedures approved by the Board.

Investments held by the Fund are valued as follows:

•	SECURITIES LISTED ON A SECURITIES EXCHANGE OR OVER-THE-COUNTER EXCHANGES—In general, the Fund values those securities at their last sales price on the exchange or over-the-counter market or a market’s official closing price on the valuation date. If the security is listed on more than one exchange, the Fund uses the price from the exchange that it considers to be the principal exchange on which the security is traded. If there have been no sales for that day on the exchange where the security is principally traded, then the price of the security will be valued at the mean between the closing “bid” and “ask” prices on the valuation date.

•	PUBLICLY-TRADED EQUITY SECURITIES ACQUIRED IN A DIRECT PLACEMENT TRANSACTION—Such securities may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable restriction discount. Generally, the discount will initially be equal to the discount at which the Fund purchased the securities and thereafter will be periodically reassessed and likely reduced over the anticipated restricted period.

•	DERIVATIVES—Exchange traded futures contracts are valued using quoted final settlement prices from the national exchange on which they are principally traded. If no such price is reported by such exchange on the valuation date, the Advisor Valuation Committee will determine the fair value in good faith using information that is available at such time.

Options that are listed on a securities exchange are generally valued on the valuation date at the mean of the closing bid and ask prices of the posted market on the exchange on which they are listed. If on the valuation date the primary exchange is closed, the prior day price will be used. If no such price is reported, the fair value of such options will be determined in good faith using industry standard pricing models utilizing publicly available input information on the valuation date.

Options traded on an over-the-counter market are generally valued using the mean of the closing bid and ask prices provided by an independent pricing service. If a quotation is not available from the independent pricing service, the price is obtained from a broker (typically counterparty to the option) on the valuation date. If no such price is available on the valuation date, the Advisor Valuation Committee in conjunction with the Administrator will determine the fair value of such options in good faith using information that is available at such time.

Non exchange-traded derivatives, such as swap agreements, are valued based on procedures approved by the Board. Credit default swaps and total return swaps are generally fair valued using evaluated quotes provided by an independent pricing service. If a quotation is not available from the independent pricing service, the price is obtained from a broker (typically the counterparty to the swap agreement) on the valuation date.

•	SECURITIES NOT ACTIVELY TRADED—The value of securities, derivatives or synthetic securities that are not actively traded on an exchange are determined by obtaining quotes from brokers that normally deal in such securities or by an unaffiliated pricing service that may use actual trade data or procedures using market indices, matrices, yield curves, specific trading characteristics of certain groups of securities, pricing models or a combination of these procedures. Securities for which independent pricing services are not available are valued pursuant to the valuation procedures approved by the Board.

15

Notes to Financial Statements, continued (Unaudited)

May 31, 2019

•	INVESTMENT FUNDS—Investments in investment limited partnerships and shares in unregistered investment funds (“Investment Funds”) for which a market value is not available will generally be valued using the partners’ capital or net asset value (the “NAV”) as a practical expedient, as reported by the Investment Fund managers or the administrators of such Investment Funds. These Investment Funds value their underlying investments in accordance with policies established by such Investment Funds. Prior to investing in any Investment Fund, the Adviser Valuation Committee, as part of the due diligence process, conducts a review of the valuation methodologies employed by the Investment Fund to determine whether such methods are appropriate for the asset types. The Adviser Valuation Committee will consider whether it is appropriate, in light of the relevant circumstances, to value shares at NAV as reported by an Investment Fund for valuation purposes, or whether to adjust such reported value to reflect an adjusted fair value. Because of the inherent uncertainty of valuation, fair value may differ significantly from the value that would have been used had readily available markets for the investments in Investment Funds existed. The Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda of such Investment Funds.

•	OTHER—Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board. Such fair value procedures may consider among other factors discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating, and an analysis of the issuer’s financial statements and reports. Valuation techniques such as the market approach and/or income approach may be used when sufficient and reliable data is available. If events occur that affect the value of the Fund’s securities before the NAV has been calculated, the securities so affected will generally be priced using fair value procedures.

(e) FOREIGN CURRENCY

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts and investments denominated in a foreign currency, if any, are translated into U.S. dollar amounts at current exchange rates on the valuation date. Purchases and sales of investments denominated in foreign currencies are translated into U.S. dollar amounts at the exchange rate on the respective dates of such transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains on investments.

(f) MASTER LIMITED PARTNERSHIPS

Entities commonly referred to as MLPs are generally organized under state law as limited partnerships or limited liability companies. The Fund invests in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real property rents, gains on dispositions of real property, income and gains from mineral or natural resources activities, income and gains from the transportation or storage of certain fuels, and, in certain circumstances, income and gains from commodities or futures, forwards and options on commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members).

The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership or limited liability company. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The Fund’s investments in MLPs consist only of limited partner or member interest ownership. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

(g) RESTRICTED SECURITIES

The Fund may invest up to 30% of its total assets in unregistered or otherwise restricted securities of which up to 10% may be in securities of privately held companies. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

16

Notes to Financial Statements, continued (Unaudited)

May 31, 2019

The restricted securities held at May 31, 2019 are identified below and are also presented in the Fund’s Schedule of Investments.

Security	% of Net Assets	Acquisition Date	Shares/Units	Cost	Fair Value
EMG Utica I Offshore Co-Investment, L.P.	13.3%	2/22/2013	16,000,000	$16,000,000	$23,423,824

Total Restricted Securities	13.3%			$16,000,000	$23,423,824

(h) INVESTMENT INCOME

Interest income is recognized on the accrual basis. Distributions are recorded on the ex-dividend date. Distributions received from the Fund’s investments in MLPs generally are composed of ordinary income, capital gains and return of capital from the MLPs.

(i) USE OF ESTIMATES

The financial statements have been prepared in conformity with U.S. GAAP, which requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from those estimates and such differences may be significant.

(j) DERIVATIVE INSTRUMENTS

The Fund may invest in derivatives in order to meet its investment objectives. The risk in using derivatives varies depending upon the structure of the instruments. All open derivative positions at period end, if any, are presented in the Fund’s Schedule of Investments. The following is a description of the derivative instruments that the Fund has utilized as part of its investment strategy, including the primary underlying risk exposures related to each instrument type.

OPTIONS—The Fund may write equity call options with the purpose of generating realized gains from premiums as a means to enhance distributions to the Fund’s common shareholders. Options are secured by investments, as detailed in the Fund’s Schedule of Investments. A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium from the buyer of such call option. If the Fund writes a call option, it will have the obligation upon exercise of such call option to deliver the underlying security upon payment of the exercise price. As the writer of a covered call option, during the option’s life, the Fund gives up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but the Fund retains the risk of loss should the price of the underlying security decline.

FUTURES CONTRACTS—The Fund may invest in futures contracts as a part of its hedging strategy to manage exposure to interest rate, equity and market price movements, and commodity prices. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The underlying asset is not physically delivered. Futures contracts are valued at their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the clearinghouse to secure the Fund’s performance. The clearinghouse also requires daily settlement of variation margin representing changes in the value of each contract. Fluctuations in the value of the contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as net realized gain (loss) on futures contracts. The primary risks associated with the use of futures contracts are imperfect correlation between changes in fair values of the underlying assets and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty.

SWAP AGREEMENTS—The Fund may invest in swap agreements, including credit default and total return swap agreements, in connection with its hedging strategy to manage market risks.

A total return swap is a bilateral financial contract agreement where one party (the payer) agrees to pay the other (the receiver) the total return on a specified asset or index in exchange for a fixed or floating rate of return. A total return swap allows the receiver or payer to derive the economic benefit of owning or having short exposure to an asset without owning or shorting the underlying asset directly. The receiver is entitled to the amount, if any, by which the notional amount of the total return swap would have increased in value had it been invested in the particular instruments, plus an amount equal to any dividends or interest that would have been received on those instruments. In return, the payer is entitled to an amount equal to a fixed or floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments, less any dividends or interest. The amounts to which each party is entitled are normally netted against each other at periodic settlement dates, resulting in a single amount that is either due to or from each party.

17

Notes to Financial Statements, continued (Unaudited)

May 31, 2019

A credit default swap gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if a credit event (a downgrade, bankruptcy or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed upon payment from the other party (frequently, the par value of the debt security) or receive a net amount equal to the par value of the defaulted reference entity less its recovery value. The Fund is usually a net buyer of credit default swap.

The Fund as a buyer of a credit default swap would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event by the reference issuer with respect to its debt obligations. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the agreement provided that no event of default or other credit event has occurred. If no default or other credit event occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund.

In addition to being exposed to the credit risk of the underlying reference entity, swap agreements are subject to counterparty risk, market risk and interest rate risk. Swap agreements utilized by the Fund may not perform as expected. Risks may arise as a result of the failure of the counterparty to perform under the agreement. The loss incurred by the failure of a counterparty is generally limited to the market value and premium amounts recorded. The Fund considers the creditworthiness of each counterparty to a swap agreement in evaluating potential credit risk, and will not enter into any swap agreement unless the Advisor believes the counterparty to the transaction is creditworthy. Additionally, risks may arise from the unanticipated movements in interest rates or in the value of the underlying reference assets. The Fund may use various techniques to minimize credit risk including early termination or reset and payment. Collateral, in the form of cash, is held in broker segregated accounts for swap agreements.

Liabilities
Written Options, at Fair Value
Equity Risk Exposure:
Written Call Options	$86,765

The following is a summary of the effect of derivative instruments on the Statement of Operations for the period ended May 31, 2019:

	Net Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation/ Depreciation on Derivatives
Equity Risk Exposure:
Written Call Options	$235,650	$(1,234)

As described above, the Fund utilized derivative instruments to achieve its investment objective during the period ended May 31, 2019. The Fund may enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar agreements with its derivative contract counterparties whereby the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. There were no derivative financial instruments that are subject to enforceable netting arrangements or other similar agreements as of May 31, 2019.

The following is a summary of the average monthly notional value of written options during the period ended May 31, 2019:

	Average Monthly Notional Value	Notional Value Outstanding at May 31, 2019
Written Call Options	$4,486,539	$4,102,438

(k) DISTRIBUTIONS TO SHAREHOLDERS

The Fund intends to continue to comply with the requirements under Subchapter M of the Code in order to continue to qualify as a RIC. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and net capital gains to its shareholders.

The Fund generally makes quarterly distributions to shareholders. Net realized capital gains, if any, are distributed annually. Distributions from net realized gains may include short-term capital gains. All net short term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay, at the end of the calendar year, a special distribution to comply with requirements under the Code.

Each shareholder will automatically be a participant under the Fund’s Dividend Reinvestment Plan (“DRIP”) and have all income distributions and capital gains distributions automatically reinvested in Shares, unless a shareholder otherwise elects to receive distributions in cash. Generally, for U.S. federal income tax purposes, shareholders receiving Shares under the DRIP will be treated as having received a distribution equal to the amount of cash they would have received had the shareholder not participated in the DRIP.

The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The amount of distributions is determined in accordance with federal income tax regulations which may differ from U.S. GAAP. These “book/ tax” differences are either considered temporary or permanent in

18

Notes to Financial Statements, continued (Unaudited)

May 31, 2019

nature. To the extent these differences are permanent in nature (e.g., return of capital and differing treatment on partnership investments), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales, differing treatment on partnership investments, late year ordinary loss deferrals and capital loss carryforwards) do not require a reclassification. Distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as return of capital.

(l) CFTC REGULATION

The Commodity Futures Trading Commission (“CFTC”) adopted rules to harmonize conflicting United States Securities and Exchange Commission (the “SEC”) and CFTC disclosure, reporting and recordkeeping requirements for registered investment companies that do not meet an exemption from the definition of commodity pool. The harmonization rules provide that the CFTC will accept the SEC’s disclosure, reporting, and recordkeeping regime as substituted compliance for substantially all of the otherwise applicable CFTC regulations as long as such investment companies meet the applicable SEC requirements. With respect to the Fund, the Advisor has claimed an exemption from the definition of the term “commodity pool operator” under CFTC Regulation 4.5 of the Commodity Exchange Act (“CEA”). As such, the Fund is not currently subject to registration or regulation as a commodity pool under the CEA.

(m) RETURN OF CAPITAL ESTIMATES

Distributions received from the Fund’s investments in MLPs generally are composed of income, capital gains and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

For the period ended May 31, 2019, the Fund estimated that approximately 100% of the MLP distributions received and certain distributions received from master limited partnership related companies would be treated as a return of capital. The Fund recorded as return of capital the amount of $6,406,003 of dividends and distributions received from its investments. Net realized gain was increased by $3,282,131 and change in net unrealized appreciation/depreciation was increased by $3,123,872 in the accompanying Statement of Operations, attributable to the recording of cumulative dividends and distributions as a reduction in the cost basis of investments.

(3) FAIR VALUE MEASUREMENTS

The Fund defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions.

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used to determine the fair value of the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1—unadjusted quoted prices in active markets for identical investments

•	Level 2—investments with other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—investments with significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) that are developed based on the best information available

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund discloses transfers between levels based on valuations at the end of the reporting period. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Other assets and securities, which are generally not exchange-traded, or for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Advisor Valuation Committee. Fair value pricing may be used for significant events such as securities for which trading has been suspended, prices have become stale or for which there is no currently available price at the close of the NYSE. When observable prices are not available, the Advisor Valuation Committee may use one or more valuation techniques such as the market approach, the income approach, or internal pricing models for which sufficient and reliable data is available. The market approach generally consists of using comparable market data and transactions. The income approach generally consists of estimating future cash flows from an investment to determine the net present value. A significant change in the unobservable inputs could result in a significantly lower or higher fair value measurement. Depending on the source and relative significance of valuation inputs, these investments may be classified as Level 2 or Level 3 in the fair value hierarchy.

The Fund establishes valuation processes and procedures to ensure that the valuation techniques for investments that are categorized within

19

Notes to Financial Statements, continued (Unaudited)

May 31, 2019

Level 3 of the fair value hierarchy are fair, consistent, and appropriate. The Advisor is responsible for developing the Fund’s written valuation processes and procedures, conducting periodic reviews of the valuation policies, and evaluating the overall fairness and consistent application of the valuation policies. The Board Valuation Committee has authorized the Advisor to oversee the implementation of the Board approved valuation procedures by the Administrator. The Advisor Valuation Committee is comprised of various Fund personnel, which include members from the Fund’s portfolio management and operations groups. The Advisor Valuation Committee meets monthly or as needed, to determine the valuations of the Fund’s Level 3 investments. Fund valuations are required to be supported by market data, industry accepted third-party valuation models, or other methods the Advisor Valuation Committee deems to be appropriate, including the use of internal proprietary valuation models.

The following is a summary categorization of the Fund’s investments based upon the three levels defined above as of May 31, 2019. The breakdown by category of equity securities is disclosed in the Schedule of Investments.

	Level 1		Level 2	Level 3	Investments Valued at NAV as a Practical Expedient*	Total
	Investment Securities	Other Financial Instruments^	Investment Securities	Investment Securities	Investment Securities	Investment Securities	Other Financial Instruments^
Master Limited Partnerships and Related Companies
Gathering & Processing	$43,361,744	$—	$—	$—	$23,423,824	$66,785,568	$—
Other	181,094,868	—	—	—	—	181,094,868	—
Written Options	—	(86,765)	—	—	—	—	(86,765)

Total	$224,456,612	$(86,765)	$—	$—	$23,423,824	$247,880,436	$(86,765)

* In accordance with ASC Subtopic 820-10, certain investments that are measured at fair value using the NAV (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliations of the fair value hierarchy to the amounts presented in the Statement of Assets, Liabilities and Shareholders’ Equity.

^ Other financial instruments include any derivative instruments not reflected in the Schedule of Investments as investment securities, such as written call options. These investments are generally presented in the Schedule of Investments at the unrealized gain or loss on the investment.

There were no transfers in or out of Level 3 for the period ended May 31, 2019.

(4) CREDIT FACILITY

The Fund maintains a line of credit agreement (the “Agreement”) with Bank of Nova Scotia (“BNS”) which provides a $160,000,000 committed lending facility. Borrowings under the Agreement are secured by investments, as detailed in the Fund’s Schedule of Investments. The Agreement provides for a commitment fee of 0.10% per annum on undrawn amounts above a certain threshold plus interest accruing on outstanding borrowed amounts at the one month LIBOR plus 0.95%

per annum. The average principal balance and weighted average interest rate for the period ended May 31, 2019, was approximately $68,758,999 and 3.43%, respectively. At May 31, 2019, the principal balance outstanding was $71,539,219 at an interest rate of 3.38%.

(5) FEDERAL INCOME TAXES

The Fund intends to continue to comply with the requirements of the Code applicable to RICs and to distribute all of its taxable income to shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis.

The tax character of dividends paid to shareholders during the tax year ended in 2018 was as follows:

Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
$1,017,739	$—	$1,017,739	$12,398,154	$13,415,893

20

Notes to Financial Statements, continued (Unaudited)

May 31, 2019

The following information is provided on a tax basis as of May 31, 2019 and includes investments and derivatives, and excludes foreign currency:

Cost of Investments and written options	$197,285,823

Gross unrealized appreciation	70,550,100
Gross unrealized depreciation	(19,956,721)

Net unrealized appreciation (depreciation)	50,593,379

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are primarily due to differences in the timing of recognition of gains and losses on partnership investments and wash sales for tax and book purposes.

As of the end of the tax year ended November 30, 2018, the Fund also has available for tax purposes unused capital loss carryovers (“CLCOs”) as follows:

Short-Term	Long-Term
$123,507,592	$61,498,295

(6) INVESTMENT TRANSACTIONS

For the period ended May 31, 2019, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were $47,916,691 and $50,607,625, respectively.

(7) SERVICE PROVIDERS

ALPS serves as administrator to the Fund. Under the administration agreement, ALPS is responsible for administrative, accounting and recordkeeping services of the Fund.

Citibank, N.A. serves as the Fund’s custodian.

Computershare, Inc. serves as the transfer agent, DRIP Plan Administrator agent and dividend paying agent for the Fund.

(8) RELATED PARTY TRANSACTIONS

INVESTMENT MANAGEMENT FEE

In consideration of the advisory and other services provided by the Advisor, under the terms of the Investment Management Agreement between the Advisor and the Fund, the Fund pays the Advisor a management fee equal to 1.20% annually of the average monthly consolidated total assets of the Fund. For purposes of calculating the management fee, the “average consolidated total assets” for each monthly period are determined by averaging the consolidated total assets on the last business day of that month with the consolidated total assets on the last business day of the prior month. The fee is accrued daily and payable monthly.

In connection with the investment in EMG Utica, the Fund pays a management fee to EMG MUH, LP, an affiliate of EMG Utica, calculated at 1.0% annually of the contributed capital. The fee is payable quarterly in advance.

Also in connection with the investment in EMG Utica, the Fund is entitled to distributions in accordance with the terms of the limited partnership agreement. The terms of the limited partnership agreement allows for a portion of certain distributions to be paid to EMG MUH, LP as “carried interest” and represents a share of the profits.

(9) TRUSTEE AND OFFICER FEES

The Fund’s operations are managed under the direction and oversight of the Board of Trustees. The Board of Trustees appoints Officers of the Fund who are responsible for the Fund’s day-to-day business decisions based on policies set by the Board of Trustees. The Officers serve at the pleasure of the Board of Trustees.

The Fund does not pay any compensation directly to the Officers or Trustees who are also Trustees, Officers or employees of Salient Management or its affiliates, except as noted below. As of May 31, 2019, there were six Trustees, five of whom are not “interested persons” of the Fund within the meaning of that term under the 1940 Act (each, an “Independent Trustee”). The Trustees of the Fund may also serve as Trustees of other registered investment companies managed by the Advisor and its affiliates, including Salient MF Trust and Forward Funds (together with the Fund, the “Trusts”). Each fund within the Trusts pays Independent Trustees an allocated portion of the retainer of $50,000 per year. Each fund within the Trusts pays Independent Trustees an allocated portion of the amounts of: $6,250 for attendance in person at a regular meeting and $1,500 for attendance by telephone at a regular meeting; $1,500 for attendance in person or by video conference at a special meeting that is not held in conjunction with a regular meeting and $1,500 for attendance by telephone at a special meeting that is not held in conjunction with a regular meeting; and $1,500 per day for participation in Trust-related meetings not held in conjunction with a meeting. The Chairman of the Board of Trustees, the Chairman of the Audit Committee, the Chairman of the Nominating Committee, the Chairman of the Valuation Committee, and the Chairman of the Compliance Committee receive a special retainer fee in the amount of $16,000, $6,000, $5,000, $2,500 and $5,000, respectively per year. In addition, each member of the Audit Committee, Nominating Committee and Compliance Committee receives $1,000, respectively per year, and each member of the Valuation Committee receives $500 per year. In the interest of retaining Independent Trustees of the highest quality, the Board intends to periodically review such compensation and may modify it as the Board deems appropriate. The interested Trustees receive

21

Notes to Financial Statements, continued (Unaudited)

May 31, 2019

no compensation from the Fund. In addition, Independent Trustees receive reimbursements for reasonable out-of-pocket expenses incurred for their services as a Trustee, including for the transportation and other expenses that they incur in attending meetings.

The Chief Compliance Officer of the Fund (“CCO”) is an employee of, and is compensated by, the Advisor. As of May 31, 2019, the Fund has agreed to pay the Advisor approximately $86,000 per year as (i) an allocated portion of the compensation of an officer or employee of the Advisor to serve as CCO for the Fund (plus the cost of reasonable expenses related to the performance of the CCO’s duties, including travel expenses), and (ii) an allocation of the expenses of other officers or employees of the Advisor who serve in other compliance capacities for the Fund. The Board approves annually an allocation of such costs among such personnel, and the Fund bears its pro rata share of such expense. Other affiliated funds and registered investment companies managed by the Advisor pay additional compensation for the same purposes.

(10) INDEMNIFICATIONS

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties with respect to the Fund. In addition, in the normal course of business, the Fund enters into contracts with vendors and others that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. Based on experience, however, the Fund expects the risk of loss to be remote.

(11) RISK CONSIDERATIONS

The following summary of certain common principal risk factors is not meant to be comprehensive of all the Fund’s risks.

(a) GENERAL MARKET RISK

An investment in the Fund’s common shares represents an indirect investment in the securities owned by the Fund, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Fund invests, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests may affect the value of the Fund’s common shares. An investment in the Fund’s common shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Fund’s distributions.

(b) CONCENTRATION RISK

The Fund’s investment portfolio is concentrated in MLPs and midstream companies. The focus of the portfolio on a specific industry or industries within the midstream sector may present more risks than if the portfolio was broadly diversified over numerous sectors of the economy. A downturn in one or more industries within the midstream sector would have a larger impact on the Fund than on an investment company that does not concentrate solely in MLPs and midstream companies. To the extent that the Fund invests a relatively high percentage of the Fund’s assets in the obligations of a limited number of issuers, the Fund may be more susceptible than more widely diversified investment companies to any single economic, political or regulatory occurrence.

(c) LEVERAGE RISK

Financial leverage represents the leveraging of the Fund’s investment portfolio. The use of leverage can amplify losses. Unless the income and capital appreciation, if any, on securities acquired with the proceeds from financial leverage exceed the costs of such financial leverage, the use of leverage could cause the Fund’s NAV to decline. When financial leverage is used, the NAV and market value of the Fund’s common shares will be more volatile. There is no assurance that the Fund’s use of financial leverage will be successful.

(d) DERIVATIVES RISK

The Fund may purchase and sell derivative instruments (including, but not limited to, options, futures contracts and swap agreements). The use of derivatives has risks, including high price volatility, government intervention, non-performance by the counterparty, the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and the illiquidity of the derivative investments. Furthermore, the ability to successfully use these techniques depends on the Advisor’s ability to predict pertinent market movements, which cannot be assured. The use of derivatives may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that the Fund might otherwise sell. In addition, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivative transactions are not otherwise available to the Fund for investment purposes.

(e) COUNTERPARTY RISK

The Fund will be subject to the risk of the inability of counterparties to perform with respect to transactions, whether due to a contract dispute, insolvency, liquidity or other causes, which could subject the Fund to substantial losses. This risk increases and becomes more concentrated

22

Notes to Financial Statements, continued (Unaudited)

May 31, 2019

as the number of Fund counterparties decreases. Counterparty risk also increases with the Fund’s use of certain over-the-counter derivatives, which lack some of the safeguards afforded on a regulated exchange. Counterparty defaults may have a negative impact beyond the value of the contract as it could lead to the encumbrance of Fund collateral.

(f) CURRENCY RISK

Currency risk refers to the possibility that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses. The Fund’s net currency positions may expose it to risks independent of its securities positions.

(12) CAPITAL SHARE TRANSACTIONS

The Fund has an unlimited number of shares of capital stock authorized, $0.01 par value per share, and 17,722,449 shares issued and outstanding at May 31, 2019. There was no capital share activity for the period ended May 31, 2019.

(13) SUBSEQUENT EVENTS

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of May 31, 2019.

23

Supplemental Information (Unaudited)

May 31, 2019

Trustees and Officers

The table below shows each Trustee and executive officer’s full name, year of birth, the position held with the Fund, the length of time served in that position, his/her principal occupation during the past five years, and other directorships held by such Trustee. The address of each Trustee and officer is c/o Salient Midstream & MLP Fund, 4265 San Felipe, 8th Floor, Houston, Texas 77027.

Interested Trustees*

Name and Year of Birth	Position(s) Held with the Fund	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships During Past 5 Years**
John A. Blaisdell* Year of Birth: 1960	Trustee (since inception)	Managing Director of Salient (since 2002).	7	Salient Private Access Funds (investment companies) (four funds) (since 2004); Endowment PMF Funds (investment companies) (three funds) (since 2014); Salient MF Trust (investment company) (two funds) (since 2012); Forward Funds (investment company) (four funds) (since 2015).

Independent Trustees

Name and Year of Birth	Position(s) Held with the Fund	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships During Past 5 Years**
Julie Allecta Year of Birth: 1946	Trustee (since 2018)	Retired Partner, Paul Hastings, Janofsky & Walker LLP (1999-2009); Trustee, Litman Gregory Masters Funds Trust (since 2013); Member of Executive Committee and Governing Council, Independent Directors Council (since 2014); Director, WildCare Bay Area (2007-2017); Parliamentarian and Director, American Society of Botanical Artists, Northern California Chapter (2014-2015).	7	Litman Gregory Funds Trust (since 2013); Salient MF Trust (investment company) (two funds) (since 2015); Forward Funds (investment company) (four funds) (since 2012).
Jonathan P. Carroll Year of Birth: 1961	Trustee (since inception)	President, Lazarus Capital LLC (Investment company) (since 2006); President, Lazarus Energy Holdings, LLC (Investment holding company) (since 2006); President and CEO of Blue Dolphin Energy Company (since 2012); private investor (since 1988).	7	Salient Private Access Funds (investment companies) (four funds) (since 2004); Endowment PMF Funds (investment companies) (three funds) (since 2014); LRR Energy, L.P. (LRE) (energy company) (2014-2015); Blue Dolphin Energy Company (BDCO) (energy company) (since 2014); Salient MF Trust (investment company) (two funds) (since 2012); Forward Funds (investment company) (four funds) (since 2015).

24

Supplemental Information, continued (Unaudited)

May 31, 2019

Name and Year of Birth	Position(s) Held with the Fund	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships During Past 5 Years**
A. John Gambs Year of Birth: 1945	Trustee (since 2018); Audit Committee Chairperson (since 2018)	Director and Compensation Committee Chair, NMI Holdings, Inc. (2011-2012); Trustee and Audit Committee Chair, Barclays Global Investors Funds (2006-2010); Trustee and Audit Committee Chair, Master Investment Portfolio (2006-2010); Advisory Board Member, Fairview Capital Management (since 2009); Director, San Francisco Classical Voice (2011-2016); Member, Board of Governors San Francisco Symphony (since 2001); Director, The New Century Chamber Orchestra (since 2010); Executive Vice President and Chief Financial Officer, The Charles Schwab Corporation (1988-1996); President and Director, Gambs Family Foundation (1997-2010).	7	Salient MF Trust (investment company) (two funds) (since 2015); Forward Funds (investment company) (four funds) (since 2012).
Dr. Bernard A. Harris, Jr. Year of Birth: 1956	Trustee (since inception)	Chief Executive Officer and Managing Partner, Vesalius Ventures, Inc. (venture investing) (since 2002); CEO, National Math and Science Initiative (non-profit) (since 2018); President and Founder, The Harris Foundation (non-profit) (since 1998); clinical scientist, flight surgeon and astronaut for NASA (1986-1996).	7	Salient Private Access Funds (investment companies) (four funds) (since 2009); Babson Funds (eleven funds) (since 2011); Monebo Technologies Inc. (since 2009); The National Math and Science Initiative (since 2008); Communities in Schools (since 2007); American Telemedicine Association (2007-2014); U.S. Physical Therapy, Inc. (since 2005); Houston Technology Center (2004-2016); The Harris Foundation, Inc. (since 1998); Salient MF Trust (investment company) (two funds) (since 2012); Forward Funds (investment company) (four funds) (since 2015).

25

Supplemental Information, continued (Unaudited)

May 31, 2019

Name and Year of Birth	Position(s) Held with the Fund	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships During Past 5 Years**
Haig G. Mardikian Year of Birth: 1947	Trustee (since 2018)	Owner of Haig G. Mardikian Enterprises, a real estate investment business (since 1971); General Partner of M&B Development, a real estate investment business (since 1983); General Partner of George M. Mardikian Enterprises, a real estate investment business (1983-2002); President and Director of Adiuvana-Invest, Inc., a real estate investment business (since 1989); President of the William Saroyan Foundation (since 1992); Managing Director of the United Broadcasting Company, radio broadcasting (1983-2001); Trustee of the International House of UC Berkeley (2001-2007); Director of the Downtown Association of San Francisco (1982-2006); Director of the Market Street Association (1982-2006); Trustee of Trinity College (1998-2007); Trustee of the Herbert Hoover Presidential Library (since 1997); Trustee of the Herbert Hoover Foundation (since 2002); Trustee of the Advisor California Civil Liberties Public Education Fund (1997-2006); Director of The Walnut Management Co., a privately held family investment company (since 2008); President of the Foundation of City College (2006-2010); Director of Near East Foundation (since 2007).	7	Salient MF Trust (investment company) (two funds) (since 2015); Forward Funds (investment company) (four funds) (since 1998); Chairman and Director of SIFE Trust Fund (1978-2001).

* This person’s status as an “interested” Trustee arises from his affiliation with the Advisor.

** This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

(1) The Fund Complex for the purposes of this table consists of six (6) open-end funds in the Salient MF Trust and the Forward Funds (each, a “Trust”), with the series of each Trust being advised by either the Advisor or an affiliate of the Advisor; and one (1) public closed-end fund advised by either the Advisor or an affiliate of the Advisor.

26

Supplemental Information, continued (Unaudited)

May 31, 2019

Officers of the Fund Who Are Not Trustees

Name and Year of Birth	Position(s) with the Fund	Principal Occupation(s) During Past 5 Years
Gregory A. Reid Year of Birth: 1965	President and Chief Executive Officer (since inception)	Trustee, Salient Midstream & MLP Fund (2012-2018); President, MLP Complex, Salient, since 2011; Managing Partner (Houston), Telemus Capital Partners (2007-2010); Senior Vice President, Merrill Lynch Private Banking Group (1997-2007).
Matt Hibbetts Year of Birth: 1982	Vice President (since 2018)	Chief Financial Officer, Salient (since 2018); Vice President, Salient MF Trust (since 2018); Vice President, Forward Funds (since 2018); Vice President, Salient Midstream & MLP Fund (since 2018); Chief Operating Officer—MLP Investments, Salient (2013-2018).
Barbara H. Tolle Year of Birth: 1949	Treasurer and Principal Financial Officer (since 2017)	Treasurer and Principal Financial Officer, Salient MF Trust (since 2017); Treasurer and Principal Financial Officer, Salient Midstream and MLP Fund (since 2017); Treasurer and Principal Financial Officer, Forward Funds (since 2006); Treasurer, Salient Private Access Funds (four funds) (since 2017); Treasurer, Endowment PMF Funds (three funds) (since 2017); Vice President, Director of Fund Accounting and Operations, Forward Management, LLC (since 2006); Vice President and Director, Fund Accounting and Administration, PFPC Inc. (1998-2006).
Paul A. Bachtold Year of Birth: 1973	Chief Compliance Officer (since inception)	Chief Compliance Officer and Secretary, Forward Securities (since 2016); Chief Compliance Officer, Forward Funds (since 2016); Chief Compliance Officer, Forward Management, LLC (since 2015); Chief Compliance Officer, Salient Private Access Funds (since 2010); Chief Compliance Officer, Endowment PMF Funds (since 2014); Chief Compliance Officer, Salient (since 2010); Chief Compliance Officer, Salient Midstream & MLP Fund (since 2012); Chief Compliance Officer, Salient MF Trust (since 2012).
Kristen Bayazitoglu Year of Birth: 1981	Secretary (Since 2018)	Secretary, Forward Funds (since 2018); Secretary, Salient MF Trust (since 2018); Secretary, Salient Midstream & MLP Fund (since 2018); Vice President, Forward Funds (2017-2018); Vice President, Salient MF Trust (2017-2018); Vice President, Salient Midstream & MLP Fund (2017-2018); Chief Operating Officer, Salient Partners, L.P. (since 2017); Vice President, Salient Private Access Funds (since 2017); Vice President, Endowment PMF Funds (since 2017); Vice President of Operations, Salient Partners, L.P. (March 2012—June 2017).
Thomas Dusenberry Year of Birth: 1977	Assistant Treasurer (since 2019)	Assistant Treasurer, Salient MF Trust (since 2019); Assistant Treasurer, Salient Midstream and MLP Fund (since 2019); Assistant Treasurer, Forward Funds (since 2019); Principal Financial Officer, Salient Private Access Funds (four funds) (since 2018); Principal Financial Officer, Endowment PMF Funds (three funds) (since 2018); Director of Fund Operations, Salient (since 2016); Vice President of Fund Accounting and Administration, Citi Fund Services Ohio, Inc. (2001 to 2016).

27

Supplemental Information, continued (Unaudited)

May 31, 2019

Form N-Q Filings

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at http://www.sec.gov.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the 1933 Act and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Fund will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies for the period ended June 30 of each year will be available: (i) without charge, upon request, by calling (800) 809-0525, or (ii) by visiting the SEC’s website at www.sec.gov.

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available upon request without charge by calling (800) 809-0525 or by visiting the SEC website at http://www.sec.gov.

Certifications

The Fund’s Chief Executive Officer has submitted to the NYSE the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Fund Manual.

28

Privacy Policy (Unaudited)

The Fund recognizes the importance of securing personal financial information. It is our policy to safeguard any personal and financial information that may be entrusted to us. The following is a description of the Fund’s policy regarding disclosure of nonpublic personal information.

We collect nonpublic personal information as follows:

We collect information about our investors, including, but not limited to, the investor’s name, address, telephone number, e-mail address, social security number and date of birth. We collect that information from subscription agreements, other forms of correspondence that we receive from investors, from personal conversations and from affiliated entities as permitted by law.

We receive information about investor transactions with us, including, but not limited to, account number, account balance, investment amounts, withdrawal amounts and other financial information.

We are permitted by law to disclose nonpublic information we collect, as described above, to the Fund’s service providers, including the Fund’s investment advisor, sub-advisors, servicing agent, independent administrator, custodian, legal counsel, accountant and auditor. We do not disclose any nonpublic information about our current or former investors to nonaffiliated third parties, except as required or permitted by law. We restrict access to investor nonpublic personal information to those persons who require such information to provide products or services to investors. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard investors’ nonpublic personal information.

If an investor’s investment relationship with the Fund involves a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of such investor’s financial intermediary would govern how any nonpublic personal information would be shared by them with nonaffiliated third parties.

29

4265 San Felipe

8th Floor

Houston, Texas 77027

800-809-0525

www.salientpartners.com

Salient Midstream & MLP Fund

NYSE: SMM

05/20

Item 2.	Code of Ethics.

Not applicable to semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to semi-annual report.

Item 6.	Investments.

(a) The registrant’s Schedule of Investments as of the close of the reporting period is included in the Report to Stockholders filed under Item 1 of Form N-CSR.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item. 9.	Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
December 1, 2018 through December 31, 2018	—	N/A	N/A	N/A
January 1, 2019 through January 31, 2019	—	N/A	N/A	N/A
February 1, 2019 through February 28, 2019	—	N/A	N/A	N/A
March 1, 2019 through March 31, 2019	—	N/A	N/A	N/A
April 1, 2019 through April 30, 2019	—	N/A	N/A	N/A
May 1, 2019 through May 31, 2019	—	N/A	N/A	N/A

Total	—

Item 10.	Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees have been implemented after the registrant’s last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)   The registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)   There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Act (17 CFR 30a-2(a)) are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Act (17 CFR 30a-2(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Salient Midstream & MLP Fund

By:	/s/ Gregory A. Reid
Gregory A. Reid
Principal Executive Officer

Date:	August 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Gregory A. Reid
Gregory A. Reid
Principal Executive Officer

Date:	August 5, 2019

By:	/s/ Barbara H. Tolle
Barbara H. Tolle
Principal Financial Officer

Date:	August 5, 2019